Exhibit 10.2

Execution Version

EXPENSE LIMITATION AGREEMENT

HARBOURVEST PRIVATE EQUITY SECONDARIES FUND L.P.

HARBOURVEST PRIVATE EQUITY SECONDARIES DELAWARE PARALLEL FUND L.P.

HARBOURVEST PRIVATE EQUITY SECONDARIES CAYMAN PARALLEL FUND L.P.

HARBOURVEST PRIVATE EQUITY SECONDARIES FUND (TE) L.P.

One Lincoln Street, Suite 1700

Boston, Massachusetts 02111

April 30, 2026

HarbourVest Partners L.P.

One Lincoln Street, Suite 1700

Boston, Massachusetts 02111

Ladies and Gentlemen:

HarbourVest Partners L.P. (the “Management Company”) hereby agrees, with respect to HarbourVest Private Equity Secondaries Fund L.P., HarbourVest Private Equity Secondaries Delaware Parallel Fund L.P., HarbourVest Private Equity Secondaries Cayman Parallel Fund L.P., HarbourVest Private Equity Secondaries Fund (TE) L.P., and any additional Parallel Funds or Feeder Funds (collectively, the “Fund”), until March 31, 2027, unless extended pursuant hereto, (the “Limitation Period”), to waive fees that it would otherwise be paid, and/or to assume or reimburse expenses of the Fund, if required to ensure that certain Fund Expenses (excluding the Management Fee, Incentive Fee, any Servicing Fees and/or Subscription Fees, interest, taxes, brokerage commissions, fees and expenses charged to the Fund by Investments, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, unitholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including (i) with respect to unconsummated transactions, and (ii) interest and structuring costs for borrowings and line(s) of credit), expenses related to the winding up and liquidation of the Fund, if applicable, certain insurance costs, and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.75% per annum of the Fund’s net asset value (“NAV”) calculated as of the last day of each month for each class of Units. The annual rate of 0.75% shall be calculated on a monthly basis by dividing 0.75% by 365 and multiplying the resulting daily rate by the actual number of days in the applicable month. Any waiver of fees or assumption or reimbursement of expenses by the Management Company under this Agreement shall be allocated among the Parallel Funds and Feeder Funds as reasonably determined by the General Partner in its sole discretion. Capitalized terms used but not defined herein have the meanings ascribed to them in the Fund’s confidential private placement memorandum.

With respect to each class of Units, the Fund agrees to repay the Management Company any fees waived or expenses assumed or reimbursed under this agreement (this “Agreement”) for such class of Units, provided the repayments do not cause Fund Expenses (excluding Excluded Expenses) for that class of Units to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed or reimbursed, or the expense limitation in place at the time the Fund repays the Management Company, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Management Company waived the fee or assumed or reimbursed the expense. Notwithstanding anything to the contrary, this paragraph shall survive any termination of this Agreement with respect to any fees waived or expenses assumed or reimbursed under this Agreement that have not been repaid by the Fund to the Management Company.

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws of any jurisdiction to the contrary. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Execution Version

Any amendment to this Agreement shall be in writing signed by the parties hereto. This Agreement may not be terminated by the Management Company prior to the expiration of the Limitation Period without the consent of the Board. This Agreement supersedes any prior agreement with respect to the subject matter hereof.

The Management Company may extend the Limitation Period for a period of one year on an annual basis, subject to approval of the General Partner after the initial Limitation Period expires.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,

HARBOURVEST PRIVATE EQUITY SECONDARIES FUND L.P.

By:	HarbourVest GP, LLC, its general partner
By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Monique Austin
Name:	Monique Austin
Title:	Chief Executive Officer

HARBOURVEST PRIVATE EQUITY SECONDARIES DELAWARE PARALLEL FUND L.P.

By:	HarbourVest GP, LLC, its general partner
By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Monique Austin
Name:	Monique Austin
Title:	Chief Executive Officer

HARBOURVEST PRIVATE EQUITY SECONDARIES CAYMAN PARALLEL FUND L.P.

By:	HarbourVest GP, LLC, its general partner
By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Monique Austin
Name:	Monique Austin
Title:	Chief Executive Officer

[Signature Page to Expense Limitation Agreement]

Execution Version

HARBOURVEST PRIVATE EQUITY SECONDARIES FUND (TE) L.P.

By:	HarbourVest GP, LLC, its general partner
By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Monique Austin
Name:	Monique Austin
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted as of April 30, 2026

HARBOURVEST PARTNERS L.P.

By:	HarbourVest Partners, LLC, its General Partner

By:	/s/ Monique Austin
Name:	Monique Austin
Title:	Chief Executive Officer